UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2006

                              THE CERTO GROUP CORP.
             (Exact name of registrant as specified in its charter)



           Delaware              002-99080                      11-2820379
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)


       201 Circle Drive North, Building 112, Piscataway, New Jersey 08854

              (Address of principal executive offices) (zip code)

                                 (732) 356-9555
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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2

Item 1.01  Entry into a Material Definitive Agreement.

     On February 22, 2006, The Certo Group Corp. (the "Company") entered into an Agreement with Flatiron Newsbar LLC, a New York limited liability company, pursuant to which the Company would acquire all of the assets of Flatiron Newsbar utilized in the operation of a cafe. Pursuant to the Agreement, The Certo Group Corp. is to pay Flatiron Newsbar an aggregate purchase price of $175,000, which consists of the payment of $96,250 in cash and the remaining balance paid with two promissory notes.

     On February 22, 2006, the Company entered into an Agreement with 41A Ave. A Cafe, LLC, a New York limited liability company, pursuant to which the Company would acquire all of the assets of 41A Ave. A Cafe utilized in the operation of a cafe. Pursuant to the Agreement, The Certo Group Corp. is to pay 41A Ave. A Cafe an aggregate purchase price of $125,000, which consists of the payment of $68,750 in cash and the remaining balance paid with two promissory notes.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

        Not applicable.

(b) Pro forma financial information.

        Not applicable.

(c) Exhibits

Exhibit
Number                                Description
------- ------------------------------------------------------------------------
10.1    Agreement by and between The Certo Group Corp. and Flatiron Newsbar LLC
10.2    Agreement by and between The Certo Group Corp. and 41A Ave. A Cafe, LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE CERTO GROUP CORP.


Dated: March 3, 2006                     By:  /s/ Dominic Certo
                                         -------------------------------
                                         Name:  Dominic Certo
                                         Title: Chief Executive Officer